Exhibit 99.1

Securities & Exchange Commission

450 5th Street, NW

Washington, DC 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Equine Nutraceuticals, Inc. dated March 3, 2003.

BROCK AND COMPANY, CPA’s, P.C.

/s/ Richard E. Yoder
Richard E. Yoder, CPA
Boulder, Colorado
March 3, 2003